FLEXIBLE PREMIUM VARIABLE ANNUITY - D

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated March 15, 2010

to the

Prospectus dated May 1, 2007

MERGER:

At the close of business March 12, 2010 (“merger date”), the Federated Clover Value Fund II merged into the Federated Capital Appreciation Fund II with Federated Capital Appreciation Fund II being the surviving fund.

If you do not wish to remain allocated to the Federated Capital Appreciation Fund II, please note that you may transfer your policy value allocated in this subaccount to any of the subaccounts investing in the funds listed in your Prospectus provided your updated investment allocation does not violate any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfer we made to the Federated Capital Appreciation Fund II. In addition, if you reallocate your policy value to another subaccount from the Federated Capital Appreciation Fund II, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - D dated May 1, 2007